SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or 12(g) of the
Securities Exchange Act of 1934

MathStar, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	41-1881957
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5900 Green Oak Drive
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To Be So Registered	Name of Each Exchange On Which Each Class Is To Be Registered

N/A	N/A

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-127164

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.01 par value

Title of Class

TABLE OF CONTENTS

Item 1. Description of Registrant’s Securities to be Registered

Item 2. Exhibits

SIGNATURE

EXHIBIT INDEX

Item 1. Description of Registrant’s Securities to be Registered.

The section entitled “Description of Our Securities – Common Stock” included in the Registrant’s Registration Statement on Form S-1 (SEC File No. 333-127164), as amended, which Registration Statement was initially filed with the Securities and Exchange Commission on August 3, 2005, is incorporated herein by reference.

Item 2. Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: October 4, 2005

MathStar, Inc.

By	/s/ James W. Cruckshank
James W. Cruckshank,
Vice President of Administration and Chief Financial Officer

Exhibit Index
to
Form 8-A

Exhibit
Number	Description
Exhibit 1*	Certificate of Incorporation of MathStar, Inc. – incorporated by reference to Exhibit 3.1 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-127164.

Exhibit 2*	Bylaws of MathStar, Inc. – incorporated by reference to Exhibit 3.2 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-127164.

Exhibit 3*	Form of common stock certificate of MathStar, Inc. – incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-1 Registration Statement, Reg. No. 333-127164.

*  Incorporated by reference